Exhibit 99.1
RESERVE AND ECONOMIC EVALUATION
FIELDPOINT PETROLEUM CORPORATION
SEC CASE ECONOMICS
AS OF JANUARY 1, 2010
PREPARED FOR
RAY REAVES
MARCH 10, 2010
FLETCHER LEWIS ENGINEERING, INC.

March 10, 2010	5001 N. PENNSYLVANIA, SUITE 300 PENN PARK OFFICE CENTER OKLAHOMA CITY, OKLAHOMA 73112 (405) 840-5675
Fieldpoint Petroleum Corporation
Mr. Ray Reaves
1703 Edelweiss Dr.
Cedar Park, TX 78613

RE:	Reserve and Economic Evaluation
Fieldpoint Petroleum Corporation
SEC Case Economics
As of January 1, 2010
Mr. Reaves:
As requested, I have prepared the Reserve and Economic Evaluation of various oil and gas properties owned by Fieldpoint Petroleum Corporation as of January 1, 2010. These evaluations consist of seventy-two (72) properties located throughout Oklahoma and Hemphill County, Texas. Many of these properties contain numerous wells with Behind-Pipe completions, additional drilling development potential and additional waterflood reserves. This report contains eighty-four (84) evaluations consisting of seventy-two (72) Proved Developed Producing properties, nine (9) Behind-Pipe properties and three (3) Proved Undeveloped properties. The three Proved Undeveloped properties consist of three (3) waterfloods.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

The Future Net Reserves and Future Net Revenue of the evaluated Fieldpoint Petroleum Corporation interests as of January 1, 2010, are as follows:

			FUTURE	DISCOUNTED
			NET	PRESENT
	NET OIL	NET GAS	REVENUE	WORTH 10%
	(BBLS)	(MCF)	$	$

Proved Developed Producing	58,725	85,617	1,934,538	1,236,677
Behind-Pipe	168,474	503,784	6,567,205	3,281,458
Proved Undeveloped	42,194	22,576	1,71,0949	717,830

Summary Proved	269,393	611,977	10,212,692	5,235,965
Following this report is a table listing the individual well or lease locations and the evaluated Working Interest and Net Revenue Interest. Following is a table listing the individual and summary Future Net Reserves and Future Net Revenue as of January 1, 2010. Also following this report are the individual production and economic projections of each of these wells and their summaries.
RESERVE CATEGORIES
The reserves were assigned as Producing, Possible and Probable. There may be some variation on the individual reserve entity but the aggregate of the reserves were multiple entities should adhere to the required probabilities.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

The reserves are estimated and anticipated to be recovered from known accumulations from a given date forward. These are based on the analysis of drilling, geological, geophysical and engineering data with the use of established technology under specified economic conditions which are generally accepted as being reasonable.
Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. There is at least a 90% probability that the quantities actually recovered will equal or exceed the estimated Proved reserves.
Probable reserves are those additional reserves are less certain to be recovered than Proved reserves. There is at least a 50% probability that the quantity actually recovered will equal or exceed the sum of the estimated Probable reserves.
Possible reserves are those additional reserves that are less certain to be recovered than Probable reserves. There is at least 10% probability that the quantity actually recovered will equal or exceed the sum of the estimated Possible reserves.
RESERVE DETERMINATION
All of the evaluated properties are disbursed by Ram Operating Company, although only slightly more than half are operated. The Ram Operating Company properties have production histories available through August and October 2009. The outside operated properties had sales histories available through August 2009.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

The Proved Developed Producing properties were assigned reserves by assigning the latest available production rates and then extrapolating each property’s historical production decline until its economic limit was reached.
The Mount Gilcrease Unit has significant Behind-Pipe reserves located throughout the unit. Productive Calvin, Thurman, Earlsboro and Lower Booch sands are found in numerous wells; nineteen of these wells have recently been completed in these sands, although it should be noted that in these wellbores, additional Behind-Pipe sands still exist. Behind-Pipe Lower Booch reserves were assigned to the remaining forty-seven (47) wellbores on a ten acre tract basis and on fifteen (15) wellbores for the Calvin, Thurman and Earlsboro sands on a 40 acre tract basis; utilizing the porosities, water saturation and feet of net pay exhibited in the well logs, a 90% gas recovery factor for the Calvin, Thurman and Earlsboro zones and a 20% recovery factor for the Booch zones. These wells were scheduled to be completed in 2012 to 2016. These Behind-Pipe reserves are presented in two evaluations.
An additional two Gilcrease zones have been found to be productive in a recent recompletion and these same two zones are Behind-Pipe on the Britt Lease. Reserves were determined volumetrically utilizing the average net pay; porosity and water saturation exhibited though the area and a 15% recovery factor with a ten acre drainage per Behind-Pipe well. It is estimated that there are two wells with Behind-Pipe Gilcrease intervals in this lease. Reserves were assigned using an average initial production rate and decline to produce the volumetric reserves of each well and the recompletions are scheduled for January 2011.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

The Diamond Lease is producing from the Booch formation which is a viable waterflood candidate throughout this area. Additional Behind-Pipe Earlsboro and Thurman reserves were assigned in two wellbores as seen in the well logs with reserves based on the regional volumetric recoveries and a 40 acre drainage area per well; these Behind-Pipe reserves were scheduled for January 2011. Proved Undeveloped Booch reserves were assigned to this lease based on the difference between the Proved Developed Producing reserves and 35% of the original oil-in-place determined by volumetric analysis with resulting Proved Undeveloped reserves of 92,270 BBLS. The waterflood has been initiated in 2004, however the Diamond Lease has yet to see a significant response to the water injection and has actually exhibited a reduction in production as prior producing wells were converted into water injectors. A typical waterflood production schedule was assigned to produce the calculated reserves.
The Butler property has an additional well with Behind-Pipe Gilcrease, Booch, Thurman and Earlsboro reserves. Gas reserves were assigned the Thurman and Earlsboro on a 40 acre basis utilizing the exhibited net pays, porosities and water saturations and utilizing a 90% recovery factor and oil reserves for the Gilcrease and Booch on a ten acre basis utilizing a 20% recovery factor. This recompletion was scheduled for January 2011.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

The Nan #1-30 has Behind-Pipe Booch and Thurman and the Nan #2-30 has Behind-Pipe Thurman. The Nan #1-30 was scheduled to complete the Behind-Pipe zones in January 2011, and the Nan #2-30 was scheduled to complete the Behind-Pipe zone in April 2011.
Additional Proved Undeveloped drilling locations were assigned to the Butler and Provence A leases. Two drilling locations were assigned the Butler Lease and two to the Provence A lease in currently undrilled locations with reserves determined by both volumetrics and analogy with the offset producers. The Butler and the Provence A were both scheduled for July 2011.
Reserve estimates are only as reliable as the amount and quality of data that is available. The reserves assigned were developed with accepted engineering and evaluation principles, and are believed to be reasonable; however, the reserves should be accepted with the understanding that additional information subsequent to the date of this report might require their revision.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

ECONOMIC ANALYSIS
The new SEC rules require an average oil and gas price to be used that is derived from the first of the month oil and gas spot market prices as of the first of the month beginning in January through December 2009. The average posted price used was $56.66 per barrel and $3.30 per MCF. The individual first of the month prices and average prices are as follows:

	OIL PRICE	GAS PRICE
JAN 1, 2009	$40.00	$4.61
FEB 1, 2009	$36.65	$3.09
MAR 1, 2009	$39.35	$2.64
APR 1, 2009	$43.98	$2.74
MAY 1, 2009	$48.62	$2.73
JUN 1, 2009	$63.87	$2.73
JUL 1, 2009	$64.38	$3.26
AUG 1, 2009	$64.50	$3.10
SEP 1, 2009	$63.04	$2.42
OCT 1, 2009	$65.81	$3.50
NOV 1, 2009	$72.06	$4.34
DEC 1, 2009	$77.68	$4.43
AVERAGE	$56.66	$3.30
The monthly oil price actually received was $5.54 below the posted prices and an oil price of $51.12 was used for these properties. This price was held constant for the life of the evaluation.
This average posted gas price was then adjusted by the individual remittances (differential) to assign the average price for each well. Plant products were incorporated into the gas price. These gas prices were held constant for the life of this evaluation.
Operating expenses were examined and the average historical operating expenses were calculated for each property utilizing Joint Interest Billings supplied to Fieldpoint Petroleum. The Behind-Pipe and Proved Undeveloped properties were assigned operating expenses typical to the formation and area. These operating expenses were held constant throughout the life of the evaluation.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

The estimated costs for completing the Behind-Pipe zones in the Mount Gilcrease Unit are $16,500.00 per Lower Booch completion and $16,500.00 per well for the shallower gas completions (the shallower completions will require additional cementing costs) for a single zone completion and $17,600.00 per well for a dual zone completion. The estimated remaining cost of initiating the waterflood for the Diamond Lease assigned Proved Undeveloped Booch reserves is $26,400.00. The estimated costs to drill and complete new development wells are $55,000.00 per well.
Applicable Severance and Ad Valorum Taxes have been considered in the economic evaluations. No consideration has been given to depreciation or Federal or State Income Taxes. Also, no future value was given for salvage equipment nor future costs to plug or abandon these wells (in most cases the salvage value is equal to plugging costs), for this evaluation.
GENERAL
In evaluating the information available for this appraisal only the engineering data was evaluated with no potential legal or accounting considerations. The conclusions expressed were derived using accepted and sound engineering methods; however, inherent uncertainties in interpretations of engineering data do exist and the conclusions represent only informed professional judgment.

FLETCHER LEWIS ENGINEERING, INC.
Fieldpoint Petroleum Corporation
SEC Case

The basic data and computations are not in this report, but are available for inspection and study by authorized parties. Should any additional information be required, please do not hesitate to call.

Sincerely,

Fletcher Lewis, P.E.

Fieldpoint-report 2010 sec

GENERAL INFORMATION
FIELDPOINT PETROLEUM CORPORATION PROPERTIES

				NET
			WORKING	REVENUE
			INTEREST	INTEREST
WELL NAME	LOCATION	COUNTY	%	%

ALEXANDER #1-3	3 B&B SUR	HEMPHILL	0.0585	0.0180
BARGER #1-11	11-9N-11W	CADDO	0.1953	0.1587
BARGER #2-11	11-9N-11W	CADDO	0.1953	0.1485
BARROW #1-31	31-10N-11W	CADDO	0.0974	0.0842
BARROW #2-31	31-10N-11W	CADDO	0.3896	0.3367
BRITT LEASE	20-4N-7E	PONTOTOC	25.0000	18.5797
BRITT 10 LEASE	20-4N-7E	PONTOTOC	25.0000	20.3125
LOWINDA BROWN #6-8	7-1N-8E	COAL	21.8750	9.5703	OIL
				19.5703	GAS
BUTLER LEASE	30-5N-8E	PONTOTOC	25.0000	20.9003
CHANUTE LEASE	36-5N-7E	PONTOTOC	25.0000	21.8750
CITY OF ARDMORE #1-3	3-5S-2E	CARTER	0.8536	0.6651
DEVAUGHAN #1-31	31-10N-11W	CADDO	0.3896	0.3367
DIAMOND LEASE	30-5N-8E	PONTOTOC	25.0000	20.8840
ECKROAT #1-15	15-12N-2W	OKLAHOMA	16.7637	13.4109
FRANK EDGE #1-11	11-9N-11W	CADDO	0.1953	0.1587
IDA EDGE #1-11	11-9N-11W	CADDO	0.1953	0.1587
FOLMAR #1-27	27-12N-2W	OKLAHOMA	17.1875	14.9274
DORA HELMS #3-2	2-1N-7E	OKLAHOMA	18.8423	15.7478
DORA HELMS #4-2	2-1N-7E	PONTOTOC	18.8423	17.1831
HENDRICKS #1-15	15-6N-9W	CADDO	0.1094	0.0634
HENDRICKS TRUST #1-27	27-12N-2W	OKLAHOMA	25.0000	20.3125
IDA HOLLIE #1-20	20-7N-23E	LEFLORE	0.5207	0.4232
IDA HOLLIE #2-20	20-7N-23E	LEFLORE	0.5207	0.4232
E E HOUSE #10-12	12-1N-7E	PONTOTOC	21.8750	9.5704	OIL
				19.1407	GAS
JESSIE #1-24	24-12N-13W	CADDO	0.4035	0.3531
JESSIE TOWNSITE #1-2	2-1N-7E	PONTOTOC	18.8064	17.0021
KOLB #1-15	15-12N-2W	OKLAHOMA	21.8750	17.7734
LEWIS #1-11	11-5N-2W	MCCLAIN	11.2386	9.6085
fieldpoint 2010 — TABLESGENERAL

GENERAL INFORMATION
FIELDPOINT PETROLEUM CORPORATION PROPERTIES

				NET
			WORKING	REVENUE
			INTEREST	INTEREST
WELL NAME	LOCATION	COUNTY	%	%

LIVELY #1-6	6-5N-20E	LATIMER	0.3906	0.2930
MCBRIDE #1-8	8-9N-11W	CADDO	0.0977	0.0794
MCCURTAIN #1-1	1-1N-7E	PONTOTOC	20.5625	17.9922
MCDONALD LEASE	19-5N-8E	PONTOTOC	25.0000	21.8750
MCINTOSH #1-11	11-4N-9W	COMANCHE	0.1297	0.0979
MOONEY #1-29	29-6N-2W	MCCLAIN	17.1875	13.6211
MOUNT GILCREASE #1-6	26-5N-7E	PONTOTOC	25.0000	21.8250
MOUNT GILCREASE #1-7	25-5N-7E	PONTOTOC	25.0000	21.8250
MOUNT GILCREASE #2-12	25-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE #2-16	36-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE #3-12	36-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE #4-2	36-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE #5-3	36-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE #5-4	36-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE #8-6	36-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE #8-9	36-5N-7E	PONTOTOC	25.0000	21.8750
MOUNT GILCREASE UNIT	25,26&35-5N-7E	PONTOTOC	25.0000	21.7707
MUSE #1-33	33-2N-7E	PONTOTOC	6.2500	5.4688
NAN #1-30	30-5N-8E	PONTOTOC	25.0000	19.8242
NAN #2-30	30-5N-8E	PONTOTOC	25.0000	19.8242
NORTH STEEDMAN #2-11	36-5N-7E	PONTOTOC	25.0000	21.8750
NORTH STEEDMAN #8-1	36-5N-7E	PONTOTOC	25.0000	21.8750
NORTHEAST FITTS UNIT	22 & 23-2N-7E	PONTOTOC	0.0009	.00075
PARMENTER #2-4	4-18N-15W	DEWEY	2.8438	2.2395
K O PAYNE #1-10	10-17N-12W	BLAINE	1.1349	0.9431
PETTYJOHN B	1-1N-7E	PONTOTOC	25.0000	20.5078
CE PETTYJOHN	1-1N-7E	PONTOTOC	25.0000	20.5078
GLADYS PETTYJOHN	1-1N-7E	PONTOTOC	25.0000	21.0937
POLLARD #2-31	31-19N-4W	LOGAN	4.5921	3.7411
POWELL D #1-22	22-7N-8W	GRADY	3.1250	2.5000
PROVENCE #1-2	2-1N-7E	PONTOTOC	25.0000	20.8733
fieldpoint 2010 — TABLESGENERAL

GENERAL INFORMATION
FIELDPOINT PETROLEUM CORPORATION PROPERTIES

				NET
			WORKING	REVENUE
			INTEREST	INTEREST
WELL NAME	LOCATION	COUNTY	%	%

PROVENCE A LEASE	2-1N-7E	PONTOTOC	25.0000	20.8733
ROSSER #1-31	31-10N-11W	CADDO	0.0974	0.0842
ROZIE #1-31	31-10N-11W	CADDO	0.0974	0.0760
SANDY A #1-8	8-1N-8E	COAL	4.9781	4.0771
SHAW #1-11	11-9N-11W	CADDO	0.1953	0.1587
SHAW #2-11	11-9N-11W	CADDO	0.1953	0.1587
R W SIMPSON #1-12	12-1N-7E	PONTOTOC	21.8750	19.1407
TEX #1-14	14-4N-16E	PITTSBURG	0.8203	0.6768
THOMAS #1-20	20-2N-7E	PONTOTOC	21.8750	18.8241
GEORGE THOMPSON #1-1	1-1N-7E	PONTOTOC	15.1563	12.3145
PHARR THOMPSON #1-2	2-1N-7E	PONTOTOC	5.6989	4.9680
THOMPSON HEIRS #4 & 5-1	1-1N-7E	PONTOTOC	17.5938	15.0108
TROGDEN #1-15	15-6N-9W	CADDO	0.0936	0.0708
VIRGINIA #1-31	31-10N-11W	CADDO	0.0974	0.0676
fieldpoint 2010 — TABLESGENERAL

RESERVE AND ECONOMIC EVALUATION
FIELDPOINT PETROLEUM CORPORATION
AS OF JANUARY 1, 2010

		NET OIL	NET GAS	FUTURE NET	DISCOUNTED
NAME	STATUS	BBLS	MCF	CASHFLOW	10% $

ALEXANDER #1-3	PDP	1	139	155	118
BARGER #1-11	PDP	4	214	524	389
BARGER #2-11	PDP	4	33	107	94
BARROW #1-31	PDP	4	381	1,195	794
BARROW #2-31	PDP	13	1,143	3,444	2,545
BRITT LEASE	PDP	0	0	0	0
	BHP	6,799	0	286,323	161,497
BRITT 10 LEASE	PDP	0	0	0	0
LOWINDA BROWN #6-8	PDP	1,207	16,469	61,026	44,848
BUTLER LEASE	PDP	51	119	48	47
	BHP	565	61,239	77,549	59,271
	PUD	18,812	22,576	843,802	367,670
CHANUTE LEASE	PDP	2,037	0	50,806	33,977
CITY OF ARDMORE #1-3	PDP	0	1,223	2,573	2,169
DEVAUGHAN #1-31	PDP	5	815	2,091	1,567
DIAMOND LEASE	PDP	12,364	0	366,072	248,182
	BHP	0	23,904	12,265	9,331
	PUD	19,266	0	741,352	274,224
ECKROAT #1-15	PDP	63	0	291	274
FRANK EDGE #1-11	PDP	6	77	287	229
IDA EDGE #1-11	PDP	16	386	1,653	1,029
FOLMAR #1-27	PDP	6,189	0	230,523	129,282
DORA HELMS #3-2	PDP	726	10,779	42,647	27,623
DORA HELMS #4-2	PDP	0	2,816	1,954	1,661
HENDRICKS #1-15	PDP	0	17	7	6
HENDRICKS TRUST #1-22	PDP	0	0	0	0
IDA HOLLIE #1-20	PDP	0	2,082	5,155	4,050
IDA HOLLIE #2-20	PDP	0	294	198	167
E E HOUSE #10-12	PDP	0	18,127	23,860	17,237
JESSIE #1-24	PDP	0	304	386	342
JESSIE TOWNSITE #1-2	PDP	5,968	0	212,619	128,918
KOLB #1-15	PDP	0	0	0	0

fieldpoint 2010 — TABLES	1

RESERVE AND ECONOMIC EVALUATION
FIELDPOINT PETROLEUM CORPORATION
AS OF JANUARY 1, 2010

		NET OIL	NET GAS	FUTURE NET	DISCOUNTED
NAME	STATUS	BBLS	MCF	CASHFLOW	10% $

LEWIS #1-11	PDP	405	8,023	22,859	13,646
LIVELY #1-6	PDP	0	1,151	2,116	1,680
MCBRIDE #1-8	PDP	0	0	0	0
MCCURTAIN #1-1	PDP	471	1,856	12,541	10,092
MCDONALD LEASE	PDP	1,054	0	12,726	10,697
	BHP	9,398	24,910	434,637	267,257
MCINTOSH #1-11	PDP	0	479	735	480
MOONEY #1-29	PDP	1,046	0	23,812	14,795
MOUNT GILCREASE #1-6	PDP	0	0	0	0
MOUNT GILCREASE #1-7	PDP	0	0	0	0
MOUNT GILCREASE #2-12	PDP	0	0	0	0
MOUNT GILCREASE #2-16	PDP	0	0	0	0
MOUNT GILCREASE #3-12	PDP	0	0	0	0
MOUNT GILCREASE #4-2	PDP	0	0	0	0
MOUNT GILCREASE #5-3	PDP	0	0	0	0
MOUNT GILCREASE #5-4	PDP	0	0	0	0
MOUNT GILCREASE #8-6	PDP	0	0	0	0
MOUNT GILCREASE #8-9	PDP	0	0	0	0
MOUNT GILCREASE UNIT	PDP	3,313	0	19,181	17,944
MOUNT GILCREASE UNIT	BHP	0	371,328	306,327	227,068
MOUNT GILCREASE UNIT	BHP	136,562	0	4,911,788	2,230,814
MUSE #1-35	PDP	1,156	0	32,244	20,612
NAN LEASE	PDP	1,045	0	16,578	12,836
NAN #1-30	BHP	0	22,403	25,256	19,721
NAN #2-30	BHP	2,974	0	113,144	76,958
NORTH STEEDMAN #2-11	PDP	0	0	0	0
NORTH STEEDMAN #8-1	PDP	0	0	0	0
NORTHEAST FITTS UNIT	PDP	118	0	2,393	2,005
PARMENTER #2-4	PDP	0	1,006	1,295	1,127
K O PAYNE #1-10	PDP	0	278	176	165
PETTYJOHN B	PDP	0	0	0	0
CE PETTYJOHN	PDP	24	1,253	152	288

fieldpoint 2010 — TABLES	2

RESERVE AND ECONOMIC EVALUATION
FIELDPOINT PETROLEUM CORPORATION
AS OF JANUARY 1, 2010

		NET OIL	NET GAS	FUTURE NET	DISCOUNTED
NAME	STATUS	BBLS	MCF	CASHFLOW	10% $

GLADYS PETTYJOHN	PDP	0	0	0	0
POLLARD #2-31	PDP	75	2,393	3,504	2,729
POWELL D #1-22	PDP	0	1,935	2,636	2,162
PROVENCE #1-2	PDP	0	0	0	0
PROVENCE A LEASE	PDP	0	7,523	5,756	4,639
	BHP	12,176	0	399,916	229,541
	PUD	4,116	0	125,795	75,936
ROSSER 1-31	PDP	1	140	324	251
ROZIE #1-31	PDP	4	448	1,257	806
SANDY A #1-8	PDP	0	0	0	0
SHAW #1-11	PDP	0	0	0	0
SHAW #2-11	PDP	0	0	0	0
R W SIMPSON #1-12	PDP	0	0	0	0
TEX #1-14	PDP	0	2,245	2,139	1,547
THOMAS #1-20	PDP	17,324	0	657,819	399,076
GEORGE THOMPSON #1-1	PDP	1,500	0	41,910	26,803
PHARR THOMPSON #1-2	PDP	102	1,133	3,326	2,532
THOMPSON HEIRS #4 & 5-2	PDP	2,428	0	61,000	43,866
TROGDEN #1-15	PDP	0	83	28	27
VIRGINIA #1-31	PDP	2	252	409	323

PROVED DEVELOPED PRODUCING		58,725	85,617	1,934,538	1,236,677
BEHIND-PIPE		168,474	503,784	6,567,205	3,281,458
PROVED UNDEVELOPED		42,194	22,576	1,710,949	717,830

SUMMARY PROVED		269,393	611,977	10,212,692	5,235,965

fieldpoint 2010 — TABLES	3

RESERVES AND ECONOMICS SUMMARY PROVED

AS OF JAN 1, 2010
Run Date 1/15/2010 22:25

INTERESTS AND DATE FIRST EFFECTIVE				PRESENT WORTH M$
COST	LIQUID	GAS	DATE	5.000	7115.311
				10.000	5235.965
				15.000	4023.649
				20.000	3201.118
				25.000	2619.266

	WELL COUNT		API	BASE	TRANS.	PROD.	ADVAL	PRICES			CF/BBL	GROSS	RESERVES		% GROSS
	GROSS	NET	OR BTU	PRICE	CHARGE	TAXES	TAXES	BEGIN	ENDING	LIFE WT	BL/MMCF	CUMULATIVE	REMAINING	ULTIMATE	REMAINING
OIL	189	41.57						51.12	51.12	51.12	5643	7812.13	1476.75	9288.88	15.90	% OIL
GAS	56	9.03						3.45	1.78	1.75	177	87757.91	8664.88	96422.79	8.99	% GAS
COND	0	0.00						51.12	51.12	51.12	0	362.13	58.70	420.83	13.95	% COND

	GROSS	GROSS OIL +	GROSS GAS	NET OIL	NET GAS	EFF OIL &	EFFECTIVE	OIL + COND	GAS	TOTAL
	WELL COUNT	COND PROD	PRODUCTION	COND PROD	PRODUCTION	COND PRICE	GAS PRICE	SALES	SALES	SALES
YEAR	WELLS/MO	MBBLS	MMCF	MBBLS	MMCF	$/BBL	$/MCF	M$	M$	M$
2010	109.000	88.835	1041.806	8.012	13.410	51.120	3.483	409.592	46.705	456.297
2011	132.000	96.380	1103.530	10.919	57.827	51.120	2.385	558.158	137.891	696.049
2012	95.000	104.017	1606.589	13.814	194.410	51.120	1.525	706.147	296.554	1002.701
2013	111.000	115.614	1444.503	17.474	183.573	51.120	1.444	893.264	265.078	1158.342
2014	112.000	121.923	817.333	19.885	67.244	51.120	1.620	1016.538	108.912	1125.450
2015	119.000	128.789	601.774	22.255	35.008	51.120	1.836	1137.701	64.272	1201.973
2016	109.000	124.517	438.198	24.267	14.292	51.120	2.444	1240.508	34.936	1275.444
2017	107.000	112.751	371.832	22.704	11.638	51.120	2.447	1160.654	28.483	1189.137
2018	100.000	99.128	308.140	19.973	6.983	51.120	2.749	1021.015	19.198	1040.213
2019	96.000	87.283	226.381	17.595	5.439	51.120	2.909	899.435	15.824	915.259
2020	94.000	76.760	158.713	15.502	4.942	51.120	2.886	792.477	14.263	806.739
2021	91.000	66.849	126.924	13.494	4.236	51.120	2.860	689.815	12.112	701.927
2022	85.000	57.043	83.110	11.538	2.171	51.120	2.516	589.809	5.462	595.271
2023	80.000	49.932	72.582	10.109	1.721	51.120	2.337	516.754	4.023	520.777
2024	80.000	42.866	65.923	8.685	1.618	51.120	2.321	443.956	3.754	447.710
SUB TOTAL	132.000	1372.687	8467.338	236.225	604.511	51.120	1.749	12075.824	1057.465	13133.289
REMAINDER	78.000	162.764	197.541	33.168	7.466	51.120	2.062	1695.565	15.391	1710.956
TOT 22.7 YR	132.000	1535.451	8664.879	269.393	611.977	51.120	1.753	13771.389	1072.856	14844.245

	EFFECTIVE	NET TOTAL	DIR OPR EXP	TOT OPR EXP	OPERATING	TOT INVEST	NET	CUM NET	NET C.F.	CUM C.F.
	WPT TAX	PROD TAXES	ADVAL TAX	+ TAXES	REVENUE	TANG+INTANG	CASHFLOW	CASHFLOW	DISC @ 10.0	DISC @ 10.0
YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2010	0.000	32.833	149.500	182.333	273.964	0.000	273.964	273.964	260.682	260.682
2011	0.000	50.069	169.234	219.302	476.746	115.225	361.521	635.485	308.825	569.507
2012	0.000	72.139	141.971	214.110	788.591	66.000	722.591	1358.076	565.884	1135.390
2013	0.000	83.343	161.810	245.153	913.189	62.700	850.489	2208.565	606.800	1742.190
2014	0.000	80.982	174.398	255.379	870.070	26.400	843.670	3052.236	547.093	2289.283
2015	0.000	86.485	183.944	270.429	931.544	29.700	901.844	3954.079	531.291	2820.574
2016	0.000	91.769	176.519	268.289	1007.156	26.400	980.756	4934.835	525.662	3346.235
2017	0.000	85.565	180.169	265.734	923.403	0.000	923.403	5858.238	450.796	3797.031
2018	0.000	74.839	172.705	247.544	792.669	0.000	792.669	6650.907	351.708	4148.739
2019	0.000	65.849	168.133	233.982	681.278	0.000	681.278	7332.185	274.799	4423.539
2020	0.000	58.043	167.192	225.235	581.504	0.000	581.504	7913.688	213.246	4636.785
2021	0.000	50.503	164.524	215.027	486.900	0.000	486.900	8400.588	162.407	4799.192
2022	0.000	42.827	153.472	196.300	398.971	0.000	398.971	8799.559	120.927	4920.119
2023	0.000	37.473	148.572	186.046	334.731	0.000	334.731	9134.290	92.260	5012.378
2024	0.000	32.211	146.697	178.908	268.802	0.000	268.802	9403.092	67.364	5079.743
SUB TOTAL	0.000	944.931	2458.841	3403.772	9729.517	326.425	9403.092	9403.092	5079.743	5079.743
REMAINDER	0.000	123.109	778.248	901.357	809.600	0.000	809.600	10212.692	156.223	5235.965
TOT 22.7 YR	0.000	1068.040	3237.089	4305.128	10539.117	326.425	10212.692	10212.692	5235.965	5235.965

RESERVES AND ECONOMICS SUMMARY PROVED DEVELOPED PRODUCING

AS OF JAN 1, 2010
Run Date 1/15/2010 22:38

INTERESTS AND DATE FIRST EFFECTIVE				PRESENT WORTH M$
COST	LIQUID	GAS	DATE	5.000	1511.936
				10.000	1236.677
				15.000	1046.801
				20.000	909.476
				25.000	806.230

	WELL COUNT		API	BASE	TRANS.	PROD.	ADVAL	PRICES			CF/BBL	GROSS	RESERVES		% GROSS
	GROSS	NET	OR BTU	PRICE	CHARGE	TAXES	TAXES	BEGIN	ENDING	LIFE WT	BL/MMCF	CUMULATIVE	REMAINING	ULTIMATE	REMAINING
OIL	115	23.07						51.12	51.12	51.12	11323	7771.28	489.88	8261.16	5.93	% OIL
GAS	34	3.53						3.45	3.40	3.53	88	87724.46	6211.51	93935.97	6.61	% GAS
COND	0	0.00						51.12	51.12	51.12	0	362.13	58.70	420.83	13.95	% COND

	GROSS	GROSS OIL +	GROSS GAS	NET OIL	NET GAS	EFF OIL &	EFFECTIVE	OIL + COND	GAS	TOTAL
	WELL COUNT	COND PROD	PRODUCTION	COND PROD	PRODUCTION	COND PRICE	GAS PRICE	SALES	SALES	SALES
YEAR	WELLS/MO	MBBLS	MMCF	MBBLS	MMCF	$/BBL	$/MCF	M$	M$	M$
2010	109.000	88.835	1041.806	8.012	13.410	51.120	3.483	409.592	46.705	456.297
2011	106.000	77.442	875.906	7.084	10.760	51.120	3.548	362.113	38.180	400.292
2012	49.000	62.254	750.273	5.114	9.604	51.120	3.539	261.403	33.986	295.390
2013	49.000	55.140	636.662	4.694	8.669	51.120	3.538	239.950	30.669	270.619
2014	48.000	48.682	541.232	4.308	7.807	51.120	3.536	220.242	27.607	247.849
2015	46.000	43.080	469.899	3.946	6.826	51.120	3.533	201.745	24.117	225.862
2016	43.000	27.556	397.858	3.505	5.938	51.120	3.518	179.155	20.894	200.049
2017	41.000	21.853	338.852	3.220	4.809	51.120	3.514	164.581	16.900	181.481
2018	36.000	19.594	292.974	2.930	3.814	51.120	3.537	149.777	13.490	163.266
2019	33.000	17.402	216.183	2.630	3.308	51.120	3.519	134.424	11.641	146.065
2020	31.000	15.301	149.276	2.350	2.970	51.120	3.514	120.146	10.437	130.584
2021	28.000	13.550	119.308	2.093	2.644	51.120	3.509	106.996	9.277	116.273
2022	25.000	11.621	78.199	1.820	1.144	51.120	3.626	93.025	4.147	97.172
2023	20.000	9.892	67.916	1.550	.746	51.120	3.717	79.218	2.775	81.993
2024	20.000	8.868	61.491	1.385	.692	51.120	3.714	70.780	2.569	73.349
SUB TOTAL	109.000	521.070	6037.835	54.639	83.140	51.120	3.529	2793.147	293.394	3086.541
REMAINDER	20.000	27.511	173.672	4.086	2.477	51.120	3.636	208.893	9.005	217.899
TOT 22.7 YR	109.000	548.581	6211.507	58.725	85.617	51.120	3.532	3002.040	302.399	3304.439

	EFFECTIVE	NET TOTAL	DIR OPR EXP	TOT OPR EXP	OPERATING	TOT INVEST	NET	CUM NET	NET C.F.	CUM C.F.
	WPT TAX	PROD TAXES	ADVAL TAX	+ TAXES	REVENUE	TANG+INTANG	CASHFLOW	CASHFLOW	DISC @ 10.0	DISC @ 10.0
YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2010	0.000	32.833	149.500	182.333	273.964	0.000	273.964	273.964	260.682	260.682
2011	0.000	28.798	136.288	165.085	235.207	0.000	235.207	509.171	203.357	464.039
2012	0.000	21.247	68.546	89.793	205.597	0.000	205.597	714.768	161.534	625.573
2013	0.000	19.467	68.510	87.977	182.643	0.000	182.643	897.410	130.478	756.051
2014	0.000	17.842	68.348	86.189	161.660	0.000	161.660	1059.070	105.058	861.109
2015	0.000	16.258	66.944	83.202	142.660	0.000	142.660	1201.730	84.291	945.400
2016	0.000	14.394	59.819	74.214	125.835	0.000	125.835	1327.565	67.556	1012.956
2017	0.000	13.063	57.669	70.732	110.748	0.000	110.748	1438.313	54.089	1067.045
2018	0.000	11.745	54.055	65.800	97.467	0.000	97.467	1535.780	43.224	1110.269
2019	0.000	10.508	50.233	60.741	85.325	0.000	85.325	1621.104	34.403	1144.673
2020	0.000	9.392	49.292	58.684	71.899	0.000	71.899	1693.004	26.350	1171.022
2021	0.000	8.360	48.874	57.234	59.039	0.000	59.039	1752.042	19.666	1190.688
2022	0.000	6.991	42.322	49.314	47.858	0.000	47.858	1799.901	14.508	1205.196
2023	0.000	5.900	37.422	43.323	38.670	0.000	38.670	1838.570	10.667	1215.863
2024	0.000	5.278	37.422	42.700	30.649	0.000	30.649	1869.219	7.686	1223.549
SUB TOTAL	0.000	222.077	995.245	1217.322	1869.219	0.000	1869.219	1869.219	1223.549	1223.549
REMAINDER	0.000	15.682	136.898	152.580	65.319	0.000	65.319	1934.538	13.128	1236.677
TOT 22.7 YR	0.000	237.759	1132.143	1369.901	1934.538	0.000	1934.538	1934.538	1236.677	1236.677

RESERVES AND ECONOMICS SUMMARY BEHIND-PIPE

AS OF JAN 1, 2010
Run Date 1/15/2010 22:41

INTERESTS AND DATE FIRST EFFECTIVE				PRESENT WORTH M$
COST	LIQUID	GAS	DATE	5.000	4533.398
				10.000	3281.458
				15.000	2467.605
				20.000	1914.068
				25.000	1523.101

	WELL COUNT		API	BASE	TRANS.	PROD.	ADVAL	PRICES			CF/BBL	GROSS	RESERVES		% GROSS
	GROSS	NET	OR BTU	PRICE	CHARGE	TAXES	TAXES	BEGIN	ENDING	LIFE WT	BL/MMCF	CUMULATIVE	REMAINING	ULTIMATE	REMAINING
OIL	63	15.75						0.00	51.12	51.12	2988	0.00	784.88	784.88	100.00	% OIL
GAS	22	5.50						0.00	1.50	1.47	335	0.00	2345.38	2345.38	100.00	% GAS
COND	0	0.00						0.00	0.00	0.00	0	0.00	0.00	0.00	0.00	% COND

	GROSS	GROSS OIL +	GROSS GAS	NET OIL	NET GAS	EFF OIL &	EFFECTIVE	OIL + COND	GAS	TOTAL
	WELL COUNT	COND PROD	PRODUCTION	COND PROD	PRODUCTION	COND PRICE	GAS PRICE	SALES	SALES	SALES
YEAR	WELLS/MO	MBBLS	MMCF	MBBLS	MMCF	$/BBL	$/MCF	M$	M$	M$
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	16.000	13.415	223.361	2.683	46.175	51.120	2.135	137.155	98.569	235.724
2012	36.000	31.020	848.108	6.456	183.090	51.120	1.422	330.031	260.371	590.402
2013	52.000	49.572	800.044	10.502	173.274	51.120	1.341	536.862	232.322	769.185
2014	54.000	61.855	268.694	13.198	57.889	51.120	1.370	674.682	79.323	754.005
2015	63.000	73.164	124.839	15.688	26.711	51.120	1.433	801.971	38.272	840.243
2016	56.000	82.091	33.656	17.656	6.957	51.120	1.761	902.575	12.254	914.829
2017	56.000	75.413	26.631	16.250	5.502	51.120	1.797	830.700	9.885	840.585
2018	54.000	65.224	9.134	14.053	1.908	51.120	2.146	718.389	4.094	722.484
2019	53.000	56.644	4.468	12.200	.933	51.120	2.840	623.664	2.650	626.314
2020	53.000	49.206	3.994	10.593	.834	51.120	2.840	541.514	2.369	643.883
2021	53.000	41.948	2.446	9.030	.511	51.120	2.840	461.614	1.451	463.065
2022	50.000	34.900	0.000	7.520	0.000	51.120	0.000	384.422	0.000	384.422
2023	50.000	30.279	0.000	6.520	0.000	51.120	0.000	333.302	0.000	333.302
2024	50.000	24.937	0.000	5.407	0.000	51.120	0.000	276.406	0.000	276.406
SUB TOTAL	63.000	689.668	2345.375	147.756	503.784	51.120	1.472	7553.287	741.560	8294.847
REMAINDER	48.000	95.217	0.000	20.718	0.000	51.120	0.000	1059.104	0.000	1059.104
TOT 21.9 YR	63.000	784.885	2345.375	168.474	503.784	51.120	1.472	8612.391	741.560	9353.951

	EFFECTIVE	NET TOTAL	DIR OPR EXP	TOT OPR EXP	OPERATING	TOT INVEST	NET	CUM NET	NET C.F.	CUM C.F.
	WPT TAX	PROD TAXES	ADVAL TAX	+ TAXES	REVENUE	TANG+INTANG	CASHFLOW	CASHFLOW	DISC @ 10.0	DISC @ 10.0
YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	16.942	27.996	44.938	190.786	64.625	126.161	126.161	106.104	106.104
2012	0.000	42.479	58.125	100.604	489.798	66.000	423.798	549.959	331.172	437.276
2013	0.000	55.349	78.000	133.349	635.836	62.700	573.136	1123.095	408.795	846.072
2014	0.000	54.249	90.750	144.999	609.006	26.400	582.606	1705.700	377.602	1223.674
2015	0.000	60.453	101.700	162.153	678.090	29.700	648.390	2354.090	381.794	1605.468
2016	0.000	65.820	101.400	167.220	747.609	26.400	721.209	3075.298	386.579	1992.047
2017	0.000	60.481	107.200	167.681	672.904	0.000	672.904	3748.202	328.534	2320.581
2018	0.000	51.983	103.350	155.333	567.151	0.000	567.151	4315.353	251.706	2572.287
2019	0.000	45.061	102.600	147.661	478.653	0.000	478.653	4794.006	193.103	2765.390
2020	0.000	39.133	102.600	141.733	402.150	0.000	402.150	5196.155	147.503	2912.893
2021	0.000	33.322	100.350	133.672	329.393	0.000	329.393	5525.548	109.931	3022.824
2022	0.000	27.657	95.850	123.507	260.915	0.000	260.915	5786.464	79.096	3101.921
2023	0.000	23.983	95.850	119.833	213.469	0.000	213.469	5999.933	58.846	3160.767
2024	0.000	19.886	93.975	113.861	162.545	0.000	162.545	6162.478	40.752	3201.518
SUB TOTAL	0.000	596.798	1259.746	1856.544	6438.303	275.825	6162.478	6162.478	3201.518	3201.518
REMAINDER	0.000	76.202	578.175	654.377	404.727	0.000	404.727	6567.205	79.940	3281.458
TOT 21.9 YR	0.000	673.000	1837.921	2510.921	6843.030	275.825	6567.205	6567.205	3281.458	3281.458

6

RESERVES AND ECONOMICS SUMMARY PROVED UNDEVELOPED

AS OF JAN 1, 2010
Run Date 1/15/2010 22:41

INTERESTS AND DATE FIRST EFFECTIVE				PRESENT WORTH M$
COST	LIQUID	GAS	DATE	5.000	1069.976
				10.000	717.830
				15.000	509.244
				20.000	377.575
				25.000	289.935

	WELL COUNT		API	BASE	TRANS.	PROD.	ADVAL	PRICES			CF/BBL	GROSS	RESERVES		% GROSS
	GROSS	NET	OR BTU	PRICE	CHARGE	TAXES	TAXES	BEGIN	ENDING	LIFE WT	BL/MMCF	CUMULATIVE	REMAINING	ULTIMATE	REMAINING
OIL	10	2.50						0.00	51.12	51.12	535	0.00	201.98	201.98	100.00	% OIL
GAS	0	0.00						0.00	1.28	1.28	1870	0.00	108.00	108.00	100.00	% GAS
COND	0	0.00						0.00	0.00	0.00	0	0.00	0.00	0.00	0.00	% COND

	GROSS	GROSS OIL +	GROSS GAS	NET OIL	NET GAS	EFF OIL &	EFFECTIVE	OIL + COND	GAS	TOTAL
	WELL COUNT	COND PROD	PRODUCTION	COND PROD	PRODUCTION	COND PRICE	GAS PRICE	SALES	SALES	SALES
YEAR	WELLS/MO	MBBLS	MMCF	MBBLS	MMCF	$/BBL	$/MCF	M$	M$	M$
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	10.000	5.523	4.263	1.152	.892	51.120	1.280	58.890	1.142	60.032
2012	10.000	10.743	8.208	2.244	1.716	51.120	1.280	114.713	2.196	116.910
2013	10.000	10.902	7.797	2.278	1.630	51.120	1.280	116.451	2.086	118.538
2014	10.000	11.386	7.407	2.379	1.548	51.120	1.280	121.614	1.981	123.596
2015	10.000	12.545	7.036	2.621	1.471	51.120	1.280	133.986	1.883	135.868
2016	10.000	14.870	6.684	3.106	1.397	51.120	1.280	158.779	1.788	160.567
2017	10.000	15.485	6.349	3.235	1.327	51.120	1.280	165.373	1.699	167.072
2018	10.000	14.310	6.032	2.990	1.261	51.120	1.280	152.849	1.614	154.463
2019	10.000	13.237	5.730	2.765	1.198	51.120	1.280	141.347	1.533	142.880
2020	10.000	12.253	5.443	2.559	1.138	51.120	1.280	130.816	1.457	132.273
2021	10.000	11.351	5.170	2.371	1.081	51.120	1.280	121.206	1.384	122.589
2022	10.000	10.522	4.911	2.198	1.027	51.120	1.280	112.362	1.315	113.676
2023	10.000	9.761	4.666	2.039	.975	51.120	1.280	104.234	1.248	105.482
2024	10.000	9.061	4.432	1.893	.926	51.120	1.280	96.770	1.185	97.955
SUB TOTAL	10.000	161.949	84.128	33.830	17.587	51.120	1.280	1729.390	22.511	1751.901
REMAINDER	10.000	40.036	23.869	8.364	4.989	51.120	1.280	427.568	6.386	433.954
TOT 21.5 YR	10.000	201.985	107.997	42.194	22.576	51.120	1.280	2156.957	28.897	2185.855

	EFFECTIVE	NET TOTAL	DIR OPR EXP	TOT OPR EXP	OPERATING	TOT INVEST	NET	CUM NET	NET C.F.	CUM C.F.
	WPT TAX	PROD TAXES	ADVAL TAX	+ TAXES	REVENUE	TANG+INTANG	CASHFLOW	CASHFLOW	DISC @ 10.0	DISC @ 10.0
YEAR	M$	M$	M$	M$	M$	M$	M$	M$	M$	M$
2010	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
2011	0.000	4.329	4.950	9.279	50.753	50.600	.153	.153	-.637	-.637
2012	0.000	8.413	15.300	23.713	93.197	0.000	93.197	93.350	73.178	72.541
2013	0.000	8.527	15.300	23.827	94.711	0.000	94.711	188.061	67.527	140.068
2014	0.000	8.891	15.300	24.191	99.405	0.000	99.405	287.465	64.433	204.501
2015	0.000	9.774	15.300	25.074	110.794	0.000	110.794	398.260	65.206	269.706
2016	0.000	11.555	15.300	26.855	133.712	0.000	133.712	531.972	71.527	341.233
2017	0.000	12.021	15.300	27.321	139.751	0.000	139.751	671.722	68.173	409.406
2018	0.000	11.111	15.300	26.411	128.052	0.000	128.052	799.774	56.778	466.183
2019	0.000	10.280	15.300	25.580	117.300	0.000	117.300	917.075	47.293	513.476
2020	0.000	9.518	15.300	24.818	107.455	0.000	107.455	1024.529	39.393	552.869
2021	0.000	8.821	15.300	24.121	98.468	0.000	98.468	1122.998	32.811	585.680
2022	0.000	8.179	15.300	23.479	90.197	0.000	90.197	1213.195	27.323	613.003
2023	0.000	7.590	15.300	22.890	82.592	0.000	82.592	1295.787	22.746	635.748
2024	0.000	7.047	15.300	22.347	75.608	0.000	75.608	1371.395	18.927	654.675
SUB TOTAL	0.000	126.056	203.850	329.906	1421.995	50.600	1371.395	1371.395	654.675	654.675
REMAINDER	0.000	31.225	63.175	94.400	339.554	0.000	339.554	1710.949	63.154	717.830
TOT 21.5 YR	0.000	157.281	267.025	424.306	1761.549	50.600	1710.949	1710.949	717.830	717.830

7

Fletcher Lewis Engineering, Inc.
Standard Board and Rules 4-10(a) (1)-(32) of Regulation S-X and Rules 302(b), 1201, 1202(a) (1), (2), (3), (4), (8), and 1203(a) of Regulations S-K of the Securities and Exchange Commission; provided, however, future income tax expenses have not been taken into account in estimating the future net revenue and present worth values set forth herein.
     Fletcher Lewis Engineering, Inc. is an independent petroleum engineering consulting firm that has been providing petroleum consulting services throughout the United States for over 28 years. Fletcher Lewis Engineering, Inc. does not have any financial interest including stock ownership, in FieldPoint. Our fees were not contingent on the results of our evaluation. This letter report has been prepared at the request of FieldPoint and should not be used for purposes other than those for which it is intended. Fletcher Lewis Engineering, Inc. has used all procedures and methods that it considers necessary to prepare this report.

Submitted,
/s/ Fletcher Lewis Engineering, Inc.
Fletcher Lewis Engineering, Inc
Oklahoma Registered Engineering Firm CA-804 Texas Registration ID #47928 Oklahoma Registration ID # 11663

/s/ Fletcher Lewis, P.E.
Fletcher Lewis, P.E.
President Fletcher Lewis Engineering, Inc.

CERTIFICATE of QUALIFICATION
I, Fletcher Lewis, Petroleum Engineer with Fletcher Lewis Engineering, Inc., 5001 N. Pennsylvania, Suite 300, Oklahoma City, Oklahoma, 73112 U.S.A., hereby certify:
1.	That I am President with Fletcher Lewis Engineering, Inc., which company did prepare the letter report addressed to FieldPoint dated March 1, 2010, and that I, as President, was responsible for the preparation of this report.

2.	That I attended Oklahoma University, and that I graduated with a Master of Science degree in Petroleum Engineering in the year 1978; that I am a Registered Professional Engineer in the State of Texas and Oklahoma; that I am a member of the Society of Petroleum Engineers and the American Association of Petroleum Geologists; and that I have in excess of 35 years of experience in the oil and gas reservoir studies and reserves evaluations.

/s/ Fletcher Lewis, P.E.
Fletcher Lewis, P.E.
President Fletcher Lewis Engineering, Inc.